Exhibit 99.1

FOR IMMEDIATE RELEASE	SYMBOL: LANC
November 19, 2018	TRADED: Nasdaq

LANCASTER COLONY ACQUIRES ASSETS OF OMNI BAKING COMPANY LLC
WESTERVILLE, Ohio, November 19 - Lancaster Colony Corporation (Nasdaq: LANC) announced today that its wholly-owned subsidiary, T. Marzetti Company, has acquired all the assets of Omni Baking Company LLC (“Omni Baking”) for a purchase price of $25 million, subject to post-closing adjustments. The acquisition was funded internally with cash on hand and is not significant to the financial position or operating results of Lancaster Colony. The transaction closed on November 16, 2018. Omni Baking, based in New Jersey, has been a long-time supplier of products to Lancaster Colony’s frozen garlic bread operations, including New York BRAND Bakery® Texas Toast. The transaction will provide Lancaster Colony with significantly improved control over the supply and production of its frozen garlic bread products in addition to future capacity expansion opportunities.
David A. Ciesinski, Lancaster Colony’s CEO, commented “We are pleased to complete this strategically important transaction that leaves us better positioned to manage and control the future supply and growth of our frozen garlic bread operations. We evaluated a number of different scenarios for the continued expansion of New York Bakery, and determined this asset purchase to be the most practical and cost-effective solution for our long-term business needs. I would also like to extend a warm welcome to the Omni Baking employees as they join our family of Lancaster Colony companies.”
About Lancaster Colony Corporation
Lancaster Colony Corporation is a manufacturer and marketer of specialty food products for the retail and foodservice channels.
Forward-Looking Statements
We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). This news release contains various “forward-looking statements” within the meaning of the PSLRA and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “plan,” “expect,” “hope” or similar words. These statements discuss future expectations; contain projections regarding future developments, operations
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or financial conditions; or state other forward-looking information. Such statements are based upon assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, expected future developments; and other factors we believe to be appropriate. These forward-looking statements involve various important risks, uncertainties and other factors, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in the forward-looking statements. Some of the key factors that could cause actual results to differ materially from those expressed in the forward-looking statements include:

•	the ability to successfully integrate the acquisition of Omni Baking;

•	stability of labor relations;

•	the possible occurrence of product recalls or other defective or mislabeled product costs;

•	changes in demand for our products, which may result from loss of brand reputation or customer goodwill;

•	maintenance of competitive position with respect to other manufacturers;

•	the extent to which future business acquisitions are completed and acceptably integrated;

•	fluctuations in the cost and availability of ingredients and packaging;

•	adverse changes in freight, energy or other costs of producing, distributing or transporting our products;

•	dependence on key personnel and changes in key personnel;

•	changes in our cash flow or use of cash in various business activities;

•	changes in estimates in critical accounting judgments;

•	the outcome of any litigation or arbitration; and

•
risks related to other factors described under “Risk Factors” in other reports and statements filed by us with the Securities and Exchange Commission, including without limitation our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (available at www.sec.gov).

Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update such forward-looking statements, except as required by law. Management believes these forward-looking statements to be reasonable; however, you should not place undue reliance on statements that are based on current expectations.

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FOR FURTHER INFORMATION:	Douglas A. Fell, Vice President and CFO, or
Dale N. Ganobsik, Vice President, Investor Relations and Treasurer
Lancaster Colony Corporation
Phone: 614/224‑7141
Email: ir@lancastercolony.com